UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 6, 2017

SEALED AIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

2415 Cascade Pointe Boulevard Charlotte, North Carolina	28208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (980) 221-3235

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on March 25, 2017, Sealed Air Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Diamond (BC) B.V. (“Buyer”), an entity advised by Bain Capital Private Equity, providing for the sale of the Company’s Diversey Care division and the food hygiene and cleaning business within the Company’s Food Care division (collectively, “Diversey”). On September 6, 2017, the Company completed the sale of Diversey to Buyer for approximately $3.2 billion.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the completion of the sale of Diversey is filed as Exhibit 99.1 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Company’s sale of Diversey, Dr. Ilham Kadri resigned from her position as Senior Vice President of the Company and President of the Company’s Diversey Care division, effective as of September 6, 2017.

Item 7.01	Regulation FD Disclosure.

On September 6, 2017, the Company issued a press release announcing that it completed the sale of Diversey to Buyer. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the completion of the sale of Diversey is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Press Release dated September 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Thomas C. Lagaly
Name: Thomas C. Lagaly
Title: Vice President, Acting General Counsel and Secretary

Date: September 12, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

99.2	Press Release dated September 6, 2017.